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                                                                    EXHIBIT 10.2


                 FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
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                          LOAN AND SECURITY AGREEMENT
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     THIS AMENDMENT is dated and effective as of October __, 1998 by and among
THE GSI GROUP, INC., a Delaware corporation (the "Borrower"), the several financial institutions which are or may from time to time become parties to this Agreement (each a "Bank" and collectively, the "Banks") and LASALLE NATIONAL BANK, as "Agent" for the Banks.

                                    RECITALS

     A. Borrower and Banks entered into a Third Amended and Restated Loan and Security Agreement dated as of August 19, 1998 (the "Loan Agreement").

     B. Based on information furnished to Agent by Borrower subsequent to the date of the Loan Agreement, it appears unlikely that Borrower will comply with certain of its financial covenants under the Loan Agreement as of the initial date on which such compliance is to be tested (collectively, the "Potential Financial Covenant Violations").

     C. Borrower and Banks desire to amend the Loan Agreement as hereinafter provided to reduce the amount of the Revolving Credit Loan Commitment.

     NOW THEREFORE, in consideration of the foregoing Recitals, and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.  Defined Terms.  Capitalized terms used herein and not otherwise defined
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in this Amendment shall have the meanings specified for such terms in the Loan
Agreement.

     2.  Amendments to the Loan Agreement.  The references to the sum of
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$55,000,000.00 in Sections 2.01(A) and 2.01(C) of the Loan Agreement are hereby deleted and the sum of $25,000,000.00 is hereby inserted in lieu thereof, in each case.

     3.  Certain Documents.  Simultaneously with the execution and delivery of
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this Amendment, Borrower shall execute and deliver, or cause to be executed and delivered, to Bank the following:

          (i) Substitute Revolving Credit Notes payable to the order of LaSalle National Bank and Mercantile Bank, National Association, respectively; and

          (ii) An Officer's Certificate as to No Defaults from Borrower.

All of documents described in clauses (i) and (ii) above shall be deemed "Documents" within the meaning of that term as used in the Loan Agreement.

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     4.   Representations and Warranties.  To induce Bank to enter into this
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Amendment, Borrower hereby represents and warrants to Bank that the execution and delivery of this Amendment and the Documents described in paragraph 3 above to which Borrower is a party have been duly authorized by all necessary corporate action on the part of Borrower and this Amendment and said Documents to which Borrower is a party have been duly executed and delivered by Borrower and constitute legal and binding obligations of Borrower, enforceable against it in accordance with their terms.

     5.   Reimbursement of Expenses.  To further induce Bank to enter into this
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Amendment, Borrower hereby agrees to pay on demand all costs and expenses of
Bank (including, without limitation, attorneys' fees disbursements) incurred by Bank in connection with the preparation, negotiation, execution and delivery of this Amendment and the Documents contemplated hereby.

     6.   Readoption.  Borrower hereby remakes and readopts each and every
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covenant, representation and warranty set forth in the Loan Agreement and the other Documents. Borrower represents and warrants to Bank that no Event of Default has occurred and is continuing and no event has occurred or condition exists that, with the giving of notice or lapse of time, or both, would constitute an Event of Default, except in respect of the Potential Financial Covenant Violations..

     7.   No Waiver.  Nothing contained in this Amendment shall be deemed to
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constitute or shall be construed as a waiver of any rights, remedies or security granted to Bank under the Loan Agreement or any of the other Documents executed and delivered in connection therewith.

     8.   No Other Modification.  Except as expressly set forth herein, all of
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the terms, covenants, agreements and conditions set forth in the Loan Agreement shall remain unmodified and in full force and effect. To the extent any of such terms, covenants, agreements or conditions in any of the other Documents executed and delivered in connection with the Loan Agreement or this Amendment may contradict or be in conflict with the Loan Agreement, as amended hereby, such terms, covenants, agreements and conditions are hereby deemed modified and amended accordingly, effective as of the date hereof, to reflect the terms and conditions of the Loan Agreement as amended hereby.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                     BORROWER:

                                     THE GSI GROUP, INC.


                                     By: /s/ John Funk
                                        ----------------------------------

                                     Its:  CFO
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                                     BANKS:

                                     LASALLE NATIONAL BANK, as both Agent and a Bank within the meaning of this Amendment


                                     By:__________________________________
                                     Its:_________________________________

                                     MERCANTILE BANK NATIONAL ASSOCIATION


                                     By:/s/ Curtis A. Schreiber
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                                     Its: Vice - President
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